Exhibit 10.11(b)

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No.	call/coll	Account	Officer	Initials
$4,000,000.00	04-10-2002	04-10-2004	1000137188-18		SWEEP	***

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.  Any item above containing “***” has been omitted due to text length limitations.

Borrower:	NEW MEXICO UTILITIES, INC. 4700 Irving Boulevard NW, Suite 2O1 Albuquerque, NM 87114	Lender:	BANK OF THE WEST New Mexico Business Banking #223M 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2892

Principal Amount: $4,000,000.00	Date of Agreement: July 10, 2003

DESCRIPTION OF EXISTING INDEBTEDNESS.  The Promissory Note dated April 10, 2002 in the original principal amount of $4,000,000.00 and Business Loan Agreement dated April 10, 2002.

DESCRIPTION OF COLLATERAL. Unsecured.

DESCRIPTION OF CHANGE IN TERMS.

1.     Extension of Maturity Date.  The Maturity Date provided for in the Promissory Note shall be extended from April 10, 2004 to April 30, 2005.

2.     Modification of MONTHLY LOAN FEE.  Heading captioned “MONTHLY LOAN FEE” of the Promissory Note is deleted in its entirety and the following is substituted in lieu thereof:

MONTHLY LOAN FEE.  Borrower will pay to Lender a monthly loan fee in the amount of $400.00, which fee shall be payable on a monthly basis and represent an unconditional and non-refundable payment to Lender in consideration of Lender’s agreement to enter in to this Note.

3.     Deleting GUARANTOR(S) AGREE TO FURNISH LENDER WITH THE FOLLOWING.  Heading captioned “GUARANTOR(S) AGREE TO FURNISH LENDER WITH THE FOLLOWING” of the Business Loan Agreement is deleted in its entirety.

4.     Conditions Precedent.  As a condition precedent to the effectiveness of this Change in Terms Agreement, (a) Borrower agrees to provide a commercial guaranty executed by Southwest Water Company; (b) Borrower agrees to pay to Lender a renewal fee of $250.00.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligations(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligations(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligations(s), including accommodation parties, unless a party is expressly released by Lender in writing, Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CIT SIGNERS:

NEW MEXICO UTILITIES, INC.

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Bobby L. Gay, V.P. & General Manager of NEW MEXICO UTILITIES, INC.		Michael O. Quinn, Secretary & Treasure of NEW MEXICO UTILITIES. INC.

BANK OF THE WEST

By:	/s/ Elizabeth R. Allbright
Elizabeth R. Allbright, Vice President of BANK OF THE WEST

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No.	call/coll	Account	Officer	Initials
***

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.  Any item above containing “***” has been omitted due to text length limitations.

Borrower:	NEW MEXICO UTILITIES, INC. 4700 Irving Boulevard NW, Suite 201 Albuquerque NM 87114	Lender:	BANK OF THE WEST New Mexico Business Banking #223J 5501 Jefferson NE Albuquerque, NM 87109 (888) 457-2692
Guarantor:	SOUTHWEST WATER COMPANY 225 N. Barranca Avenue, Suite 200 West Covina, CA 91791

AMOUNT OF GUARANTY.  The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY.  For good and valuable consideration, SOUTHWEST WATER COMPANY (“Guarantor”) absolutely and unconditionally guarantees and promises to pay to BANK OF THE WEST (“Lender”) or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of NEW MEXICO UTILITIES, INC. (“Borrower”) to Lender on the terms and conditions set forth in this Guaranty.  Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

INDEBTEDNESS GUARANTEED.  The Indebtedness guaranteed by this Guaranty includes and any and all of Borrower’s Indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower’s liabilities, obligations and debts to Lender, now  existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidate or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

DURATION OF GUARANTY.  This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full.  If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing.  Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation.  For this purpose and without limitation, the term “new indebtedness” does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due.  This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor’s written notice of revocation, including any extensions, renewals, substitutions or modifications of the indebtedness.  All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor’s revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness.  This Guaranty shall bind Guarantor’s estate as to Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect.  Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty.  A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.  It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to Guarantor’s written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s written revocation of this Guaranty shall not constitute a termination of this Guaranty.  This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO LENDER.  Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty to do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition.  Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S FINANCIAL STATEMENTS.  Guarantor agrees to furnish Lender with the following:

Additional Requirements.  Annual Statements.  Not later than April 15th of each year, a copy of the annual financial report of the Guarantor for such year, audited by a firm or certified public accountants acceptable to Lender.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR’S WAIVERS.  Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new of additional Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy with Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender with destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability form any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness of Borrower to Lender with is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness.  If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to asset or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS.  Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any such waiver is determined to be contrary to any applicable law of public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR.  Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent.  Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.  In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors.  By voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender.  Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness.  If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.  Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provision are a part of this Guaranty:

Amendments.       This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty.  No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses.   Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty.  Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement Costs and expenses include Lender’s reasonable attorneys fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Lender may also recover from Guarantor all court, alternative dispute resolution or other collection costs (including, without limitation, fees and charges of collection agencies) actually incurred by Lender

Caption Headings.   Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law.   This Guaranty will be governed by, construed and enforced in accordance with federal law and the laws of the State of New Mexico.  However, in the event that the enforceability or validity of any provision of this Guaranty is challenged or questioned, such provision shall be governed by whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision.  The loan transaction which is evidence by the Note and this Guaranty has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of New Mexico.

Choice of Venue.   If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of the State of New Mexico, in the county in which Borrower’s following address is located:  4700 Irving Boulevard NW.  Suite 201, Albuquerque.  NM

87114.

Integration.   Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

interpretation.      In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them.  The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them.  If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced.  Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable.  If any one or more of Borrower of Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices.   Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty.  All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the Section of this Guaranty entitled “DURATION OF GUARANTY.”  Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address.  For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address unless otherwise provided or required by law.  if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender.         Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate us a waiver of such right or any other right.  A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty.  No prior waiver by Lender, nor any cause of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions.  Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns.   Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

DEFINITIONS.     The following capitalized words and terms shall have the following meaning when used in this Guaranty.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower   The word “Borrower” means NEW MEXICO UTILITIES, INC, and includes all co-signers and co-makers signing the Note.

GAAP    The word “GAAP” means generally accepted accounting principles.

Guarantor.   The word “Guarantor” means each and every person or entity signing this Guaranty, including without limitation SOUTHWEST WATER COMPANY.

Guaranty.   The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness.        The word “indebtedness” means Borrower’s Indebtedness to Lender as more particularly described in this Guaranty

Lender.   The word “Lender” means BANK OF THE WEST, its successors and assigns.

Note.       The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of and substitutions for promissory notes or credit agreements,

Related Documents.   The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS.  IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”.  NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.  THIS GUARANTY IS DATED JULY 10, 2003.

THIS GUARANTY IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS GUARANTY IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GUARANTOR:

SOUTHWEST WATER COMPANY

By:	/s/ Richard J. Shields	(Seal)	By:	/s/ Thomas C. Tekulve	(Seal)
	Richard J. Shields, Chief Financial Officer of SOUTHWEST WATER COMPANY			Thomas C. Tekulve, Vice President/Treasurer of SOUTHWEST WATER COMPANY

CORPORATE RESOLUTION TO GRANT COLLATERAL / GUARANTEE

Principal $4,000,000.00	Loan Date 04-10-2002	Maturity 04-10-2004	Loan No 1000137188-18	Call / Coll	Account	Officer ***	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.  Any item above containing “***” has been omitted due to text length limitations.

Borrower:	NEW MEXICO UTILITIES, INC. 4700 Irving Boulevard NW, Suite 201 Albuquerque, NM 87114	Lender:	BANK OF THE WEST New Mexico Business Banking #223J 5501 Jefferson NE Albuquerque, NM 87109 (888) 457-2692

Corporation:	SOUTHWEST WATER COMPANY 225 N. Barranca Avenue, Suite 200 West Covina, CA 91791

1. THE UNDERSIGNED, DO HERBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE.  The complete and correct name of the Corporation is SOUTHWEST WATER COMPANY (“Corporation”).  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 225 N. Barranca Avenue, Suite 200, West Covina, CA 91791.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on                                 , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS.  The following named persons are officers of SOUTHWEST WATER COMPANY:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES

Richard J. Shields	Chief Financial Officer	Y	X	/s/ Richard J. Shields

Thomas Tekulve	Vice President/Treasurer	Y	X	/s/ Thomas Tekulve

ACTIONS AUTHORIZED.  Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Guaranty.  To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officers of the Corporation and Lender and in such sum or sums of money as in their judgment should be guaranteed or assured, (the “Guaranty”).

Grant Security.  To mortgage, pledge, transfer, ondorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real property and all of the Corporation’s personal property (tangible or intangible), as security for the Guaranty, and as a security for the payment of any loans, any promissory note, or any other or further indebtedness of NEW MEXICO UTILITIES, INC. to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.  The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of NEW MEXICO UTILITIES, INC. to Lender.  The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Further Acts.  To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:  None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization: (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsover.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing. shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Grant Collateral / Guarantee is dated 7-30-03.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X	/s/ [ILLEGIBLE]	(Seal)
Secretary

NOTE: If the officers signing the Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

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CORPORATE RESOLUTION TO BORROW

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$4,000,000.00	04-10-2002	04-10-2004	1000137188-18		SWEEP	***

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item .  Any item above containing “* * *” has been omitted due to text length limitations.

Corporation:	NEW MEXICO UTILITIES, INC.	Lender:	BANK OF THE WEST
	4700 Irving Boulevard NW, Suite 201		New Mexico Business Banking #223M
	Albuquerque, NM 87114		500 Marquette, 14th Floor
Alburquerque, NM 87102
(888) 457-2692

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE.  The complete and correct name of the Corporation is NEW MEXICO UTILITIES, INC. (“Corporation”).  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of New Mexico.  The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 4700 Irving Boulevard NW, Suite 201, Albuquerque,  NM 87114.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on Jan 14th 2003, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS.  The following named persons are officers of NEW MEXICO UTILITIES, INC:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES
Bobby L. Gay	V.P. & General Manager	Y	X	/s/ [ILLEGIBLE]
Michael O. Quinn	Secretary & Treasurer	Y	X	/s/ [ILLEGIBLE]

ACTIONS AUTHORIZED.  Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money.  To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes.  To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given;  and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Other Actions.  (1)  Enter into derivative transactions, including but not limited to.  Interest rate swaps, caps, floors, collars, swap options, and forwards; (2) Apply for letters of credit or seek the issuance of banker’s acceptances under which the Corporation shall be liable to the Lender for repayment.

Negotiate Items.  To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation  or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Corporation has filed or record all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation the following is a complete list of all assumed business names under which the Corporation does business: None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Borrow is dated July 22, 2003.

CERTIFIED TO AND ATTESTED BY:

/s/ Michael O. Quinn
Michael O. Quinn, Secretary

NOTE: If the officers signing the Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

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New Mexico Utilities, Inc.

Phone:(505) 898-2661

Fax:(505) 898-6379

FAX TRANSMISSION

To: Tom T

Fax #:

From: Bob Gay

Date: 12-12-03

Pages: 9 including this cover sheet.

COMMENTS: